Other operating expense	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Other operating expense	Other operating expense:

	December 31, 2019	December 31, 2018
Net impairment loss on trade receivables	$1,537	$98
Impairment loss allowance	250	—
Total impairment loss on trade receivables	1,787	98

Restructuring costs	146	507
	$1,933	$605

Net impairment loss on trade receivables of $1,537,000 for the year ended December 31, 2019 (2018 - $98,000) relates primarily to amounts owed to the Corporation for product sales in previous periods no longer expected to be collected as a customer in Europe has entered into administration under U.K. insolvency laws due to an inability to pay its debts. In the event that the Corporation recovers any amounts previously recorded as impairment losses, the recovered amount will be recognized as a reversal of the impairment loss in the period of recovery.
23. Other operating expense (cont'd):

For the year ended December 31, 2019, the Corporation recorded an impairment loss allowance of $250,000 (2018 - $nil). Information about the Corporation's exposure to credit and market risks, and impairment losses for trade receivables and contract assets is included in note 30.

During 2019, restructuring charges of $146,000 relate primarily to cost reduction initiatives. During 2018, restructuring charges of $507,000 related primarily to a change in operations leadership combined with severance obligations paid to departed employees at Ballard Unmanned Systems as a result of the disposition of the Power Manager assets and associated personnel (note 25).